SUPPLEMENT DATED OCTOBER 3, 2001
                              TO THE PROSPECTUS FOR
                  FutureFunds Series Account, dated May 1, 2001


On page 7, under the heading Examples, please delete the disclosure concerning Maxim Loomis Sayles Corporate Bond, Maxim Loomis Sayles Small-Cap Value and Maxim T. Rowe Price Equity/Income and insert the following:

Investment Division                 1 Year         3 Year        5 Year         10 Year
-------------------                 ------         ------        ------         -------
Maxim Loomis Sayles Corporate Bond  $82.54         $132.95       $191.22        $317.72
Maxim Loomis Sayles Small Cap Value $85.20         $141.38       $206.00        $351.37
Maxim T. Rowe Price Equity/Income   $82.54         $132.95       $191.22        $317.72


On page 8, under the heading Examples, please delete the disclosure concerning Maxim Money Market, Alger American MidCap Growth, Fidelity VIP Growth, and Janus Aspen Worldwide Growth and insert the following:

Investment Division                 1Year          3 Year        5 Year         10 Year
-------------------                 -----          ------        ------         -------
Maxim Money Market                  $18.01         $58.54        $105.75        $258.74
Alger American MidCap Growth        $21.92         $71.00        $127.78        $309.83
Fidelity VIP Growth                 $19.97         $64.79        $116.81        $284.53
Janus Aspen Worldwide Growth        $20.38         $66.10        $119.13        $289.90


On page 16, under the heading Eligible Fund Investment Advisers, please delete disclosure concerning The Alger American Fund and insert the following:

The Alger American Fund is advised by Fred Alger Management, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302.





                        Please keep this supplement for future reference.